United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

COLLECTIVE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42607	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12955 Biscayne Boulevard Suite 200 PMB 616

Miami, FL 33181

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 489-2062

DUNE ACQUISITION CORPORATION II

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	CCAQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CCAQ	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CCAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On August 13, 2026, Collective Acquisition Corp., a Cayman Islands exempted company (the “Company”), issued an aggregate of 3,500,000 Class A Ordinary Shares to Collective Acquisition Sponsor LLC (the “Sponsor”), upon the conversion (the “Conversion”) of an equal number of Class B Ordinary Shares held by the Sponsor. The Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions applicable to the Class B Ordinary Shares prior to the Conversion, including certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the final prospectus filed with the Securities and Exchange Commission by the Company on May 8, 2025, in connection with the Company’s initial public offering. No consideration was paid in connection with the Conversion. Following the Conversion, there are 5,119,501 Class A Ordinary Shares issued and outstanding and 2,250,000 Class B Ordinary Shares issued and outstanding.

The Class A Ordinary Shares issued upon the Conversion have not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE Acquisition Corp.

	By:	/s/ Elliot Richmond
		Name:	Elliot Richmond
		Title:	Chairman and Chief Executive Officer

Date: August 18, 2026

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